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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2001

                       ANCHOR GLASS CONTAINER CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                              0-233-59                  59-3417812
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


One Anchor Plaza
4343 Anchor Plaza Parkway
Tampa, Florida                                                 33634-7513
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(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (813) 884-0000
                                                           --------------

                                      None
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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

                  On October 5, 2001, an action, Consumers U.S., Inc. v. Anchor Glass Container Corporation, et al (the "Complaint"), was filed in the Court of Chancery of the State of Delaware in and for New Castle County against Anchor Glass Container Corporation. A copy of the Complaint is attached hereto as
Exhibit 99.1.

                  The registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.2 into this Item 5.

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

                  99.1 Complaint filed in the Court of Chancery of the State of Delaware in and for New Castle County in Consumers U.S., Inc. v. Anchor Glass Container Corporation, et al (Oct. 5, 2001).

                  99.2     Press release dated October 11, 2001.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ANCHOR GLASS CONTAINER CORPORATION




Date: October 11, 2001                  By: /s/ Lawrence M. Murray
                                            ------------------------------------
                                             Name: Lawrence M. Murray
                                             Title: Sr. V.P. Finance


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                                  EXHIBIT INDEX

Number           Description
------           -----------
99.1             Complaint filed in the Court of Chancery of the State of
                 Delaware in and for New Castle County in Consumers U.S., Inc.
                 v. Anchor Glass Container Corporation, et al (Oct. 5, 2001).

99.2             Press release dated October 11, 2001.